Exhibit 99.1

DSS, INC. AND SUBSIDIARIES

Consolidated Balance Sheets

As of September 30, 2021

	Pre-Acquisition DSS (Purchaser)	Record 12.23.2021 Investment	Post-Acquisition DSS (Purchaser)	Sharing Service Global Corp (Target)	Proforma Adjustment (Note 1)	Proforma Adjustment (Note 2)	Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$69,137,000	$(3,000,000)	$66,137,000	$28,841,283			$94,978,283
Restricted cash	350,000		350,000	-			350,000
Accounts receivable, net	2,774,000		2,774,000	1,538,965			4,312,965
Income taxes receivable	-		-	1,974,211			1,974,211
Inventory	3,535,000		3,535,000	5,604,519			9,139,519
Current portion of notes receivable	19,716,000		19,716,000	136,281	(16,830,000)		3,022,281
Prepaid expenses and other current assets	1,469,000		1,469,000	2,506,799			3,975,799
Total current assets	96,981,000	(3,000,000)	93,981,000	40,602,058	(16,830,000)	-	117,753,058

Property, plant and equipment, net	6,396,000		6,396,000	921,694			7,317,694
Investment in real estate	6,495,000		6,495,000	-			6,495,000
Other investments	11,337,000		11,337,000	-	(6,536,000)		4,801,000
Investment, equity method	16,107,000		16,107,000	-		(14,872,000)	1,235,000
Marketable securities	9,207,000		9,207,000	-			9,207,000
Notes receivable	4,483,000		4,483,000	-			4,483,000
Other assets	409,000		409,000	98,312			507,312
Right-of-use assets	198,000		198,000	319,517			517,517
Deferred tax asset, net	283,000		283,000	-			283,000
Investment in unconsolidated entities	-		-	5,051,970			5,051,970
Investment in target	-	3,000,000	3,000,000	-		(3,000,000)	-
Goodwill	43,807,000		43,807,000	-			43,807,000
Other intangible assets, net	23,373,000		23,373,000	760,299			24,133,299
Total assets	$219,076,000	$-	$219,076,000	$47,753,850	$(23,366,000)	$(17,872,000)	$225,591,850

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$1,948,000		$1,948,000	$1,169,030			$3,117,030
Accrued expenses and deferred revenue	9,555,000		9,555,000	-			9,555,000
Other current liabilities	415,000		415,000	9,750,273			10,165,273
Current portion of lease liability	122,000		122,000	-			122,000
Current portion of long-term debt, net	498,000		498,000	100,000			598,000
Total current liabilities	12,538,000	-	12,538,000	11,019,303	-	-	23,557,303
							-
Long-term debt, net	6,664,000		6,664,000	5,367,394	(4,872,262)		7,159,132
Long term lease liability	75,000		75,000	31,597			106,597
Other long-term liabilities	507,000		507,000	-			507,000
Deferred tax liability, net	-		-	4,149,937			4,149,937

Stockholders’ equity
Preferred stock, $.02 par value; 47,000 shares authorized, shares issued and outstanding (43,000 on December 31, 2020); Liquidation value $1,000 per share, $- aggregate. $43,000,000 on December 31, 2020)	-		-	-		-	-
Series A convertible preferred stock, $0.0001 par value, 100,000,000 shares designated, 3,100,000 shares and 5,100,000 shares issued and outstanding at September 30 and March 31, respectively	-		-	310		(310)	-
Series C convertible preferred stock, $0.0001 par value, 10,000,000 shares designated, 3,220,000 shares and 3,230,000 shares issued and outstanding at September 30 and March 31, respectively	-		-	322		(322)	-
Common stock, $.02 par value; 200,000,000 shares authorized, 79,745,886 shares issued and outstanding (5,836,000 on December 31, 2020)	1,594,000		1,594,000	-		-	1,594,000
Common Stock, $0.0001 par value, 800,000,000 Class A shares authorized, 187,610,769 shares and 160,100,769 shares issued and outstanding at September 30 and March 31, respectively	-		-	18,761		(18,761)	-
Additional paid-in capital	294,682,000		294,682,000	71,922,718	(27,000,000)	(44,922,718)	294,682,000
Non-controlling interest in subsidiary	23,395,000		23,395,000	-		(17,686,381)	5,708,619
Shares to be issued	-		-	12,146		(12,146)	-
Accumulated deficit	(120,379,000)		(120,379,000)	(44,792,611)	8,506,262	44,792,611	(111,872,738)
Cumulative translation adjustments	-		-	23,973		(23,973)	-
Total stockholders’ equity	199,292,000	-	199,292,000	27,185,619	(18,493,738)	(17,872,000)	190,111,881
							-
Total liabilities and stockholders’ equity	$219,076,000	$-	$219,076,000	$47,753,850	$(23,366,000)	$(17,872,000)	$225,591,850

	Debit	Credit
Note 1: Eliminate intercompany activity
Current portion of notes receivable		$16,830,000
Other investments		$6,536,000
Long-term debt, net	$4,872,262
Additional paid-in capital	$27,000,000
Accumulated deficit		$8,506,262

Note 2: Elimination of SHRG equity
Investment, equity method		$14,872,000
Investment in target		$3,000,000
Series A convertible preferred stock, $0.0001 par value, 100,000,000 shares designated, 3,100,000 shares and 5,100,000 shares issued and outstanding at September 30 and March 31, respectively	$310
Series C convertible preferred stock, $0.0001 par value, 10,000,000 shares designated, 3,220,000 shares and 3,230,000 shares issued and outstanding at September 30 and March 31, respectively	$322
Common Stock, $0.0001 par value, 800,000,000 Class A shares authorized, 187,610,769 shares and 160,100,769 shares issued and outstanding at September 30 and March 31, respectively	$18,761
Additional paid-in capital	$44,922,718
Non-controlling interest in subsidiary	$17,686,381
Shares to be issued	$12,146
Accumulated deficit		$44,792,611
Cumulative translation adjustments	$23,973

Note 3: DSS, Inc. is performing a valuation of the assets as well as the non-contorlling interest portion of SHRG and its subsidiaries. For purposes of this proforma, and until the valuation is complete, $17,686,381 is included non-controlling interest.